EXHIBIT 10.11

              THE INSURED     PIERRE GERARD MANSUR

             POLICY OWNER     MANSUR INDUSTRIES INC

              FACE AMOUNT     $1,000,000

             INITIAL TERM
              EXPIRY DATE     NOV 9 1994

            POLICY NUMBER     93 04; 982

THE EQUITABLE Life Assurance Society of the United States Agrees

    /bullet/ To PAY the insurance benefits of this policy to the Beneficiary upon receiving proof that the Insured died before the Term Expiry Date; and

    /bullet/ To PROVIDE YOU (THE POLICY OWNER) with the other rights and benefits of this policy.

    These agreements are subject to the provisions of this policy.

     TEN DAYS TO EXAMINE POLICY - If for any reason you are not satisfied with your policy, you may cancel it by returning the policy to us within 10 days after you receive it. If you do, we will refund the premium that was paid.


/s/ RICHARD H. JENRETTE
Richard H. Jenrette, Chairman and Chief Executive Officer


/s/ MOLLY K. HEINES
Molly K. Heines, Vice President and Secretary



     Yearly Renewable Term Plan. Insurance payable upon death before Term Expiry Date. Renewable annually until Final Term Expiry Date shown on Page 3. Renewal premiums may change subject to guaranteed maximums (see "Premium Changes" on Page 4). Premiums payable to Term Expiry Date or earlier death. Conversion Privilege. This is a non-participating policy.



No. 133-54

Contents

Insurance Benefits 2
Term expiry date-Renewal 2
Policy owner and beneficiary 4
Premiums, grace, lapse, premium changes 4
Reinstatement 5



Conversion privilege 5
General provisions 6
Payment options 6


Any additional benefit riders and a copy of the application are at the back of this policy.



IN THIS POLICY:-

"We ", "our" and "us" mean The Equitable Life Assurance Society of the United States.

"You" and "your" mean the Owner of the policy at the time an Owner's right is exercised.



                           INSURANCE BENEFITS

We will pay the insurance benefits of this policy to the Beneficiary when we receive proof of the Insured's death.

These insurance benefits include the following amounts, which we will determine as of the date of the Insured's death:

o      the Face Amount of this policy shown on Page 3.

o PLUS any other ) benefits then due from riders to this policy:

o      PLUS or MINUS any adjustment for the last premium.

We will add interest to the resulting amount for the period from the date of death to the date of payment. We will compute the interest at a rate we determine but not less than the greater of (a) the rate we are paying on the date of payment under the Deposit Option of Page 7: or (b) the rate required by any applicable law.

We will pay these benefits only if premiums have been paid as called for by this policy.

Payment of these benefits may also be affected by other provisions of this policy. See Page 6 where we specify our right to contest the policy, what happens if age or sex has been misstated, and the suicide exclusion. Special exclusions or limitations (if any) are listed on Page 3.



                    TERM EXPIRY DATE .- RENEWAL



Term Expiry Date is the Initial Term Expiry Date shown on Page 3 unless the policy is renewed. If it is renewed, the Term Expiry Date is the next policy anniversary after the latest renewal. but not later than the Final Term Expiry Date specified on Page 3.

You may renew this policy on any Term Expiry Date before the Final Term Expiry Date. To do this you must pay the first premium for the new period on or before the date it begins or within 31 days after that date. Scheduled and guaranteed maximum renewal premiums are shown on Page 3. See Page 4 about changes in scheduled renewal premiums.

THE INSURED  PIERRE GERALD MANSUR        REGISTER DATE   NOV 9, 1993

POLICY OWNER  MANSUR INSUDTRIES INC      DATE OF ISSUE   NOV 9, 1993

FACE AMOUNT  $1,000,000                 ISSUE AGE, SEX  42, MALE

INITIAL TERM                                 FINAL TERM
 EXPIRY DATE  NOV 9, 1994                   EXPIRY DATE  NOV 9, 2051

POLICY NUMBER 93 042 982                    BENEFICIARY
                                            MANSUR INDUSTRIES INC EMPLOYER

           --------- BENEFITS AND PREMIUMS ----------

        BENEFITS                        SEMI-ANUAL PREMIUM      PERIOD PERIOD

  LIFE INSURANCE                                 $1,716.00        1 YEAR

THE FIRST PREMIUM IS $1,716.00 AND IS DUE ON OR BEFORE DELIVERY OF THE POLICY. SUBSEQUENT PREMIUMS ARE DUE ON MAY 9, 1994 IN ACCORDANCE WITH THE ABOVE
PREMIUM TABLE.

                ---------- SEMI-ANNUAL RENEWAL PREMIUMS ----------

                                                    GUARANTEED
         RENEWAL             SCHEDULED                MAXIMUM
         DATE                 RENEWAL                 RENEWAL
         NOV. 9               PREMIUM*                PREMIUM
         ------              -----------             -----------
         1994                $ 1,836.00              $ 2,416.00
         1995                  1,966.00                2,826.00
         1996                  2,126.00                3,366.00
         1997                  2,316.00                3,986.00
         1998                  2,506.00                4,676.00
         1999                  2,726.00                5,386.00
         2000                  2,966.00                6,126.00
         2001                  3,216.00                6,886.00
         2002                  3,436.00                7,316.00
         2003                  3,696.00                7,756.00
         2004                  3,996.00                8,186.00
         2005                  4,336.00                8,626.00
         2006                  4,686.00                9,326.00
         2007                  5,166.00               10,426.00
         2008                  5,676.00               11,646.00
         2009                  6,216.00               12,826.00
         2010                  6,796.00               13,776.00
         2011                  7,436.00               14,606.00
         2012                  8,086.00               15,356.00
         2013                  8,816.00               16,096.00
         2014                  9,626.00               16,896.00
         2015                 10,556.00               17,786.00
         2016                 11,596.00               19,306.00
         2017                 12,846.00               21,156.00
         2018                 14,266.00               23,276.00
         2019                 15,816.00               25,536.00
         2020                 17,496.00               28,246.00
         2021                 18,786.00               30,316.00
         2022                 20,896.00               33,646.00
         2023                 22,906.00               36,796.00
         2024                 25,066.00               40,206.00
         2025                 27,376.00               43,936.00


N/YRTET3                                                (1)  MIM-RSO
133-54-3                       PAGE 3            93-11-09  93-11-09 1322
                      (CONTINUED ON NEXT PAGE)

THIS PAGE 3 - CONTINUED IS A PART OF POLICY NUMBER 93 042 982.

               ---------- SEMI-ANNUAL RENEWAL PREMIUMS ----------

                                                       GUARANTEED
         RENEWAL              SCHEDULED                 MAXIMUM
         DATE                  RENEWAL                  RENEWAL
         NOV. 9                PREMIUM*                 PREMIUM
         ------               -----------              -------------
         2026                  29,356.00                47,326.00
         2027                  32,796.00                53,076.00
         2028                  36,846.00                59,786.00
         2029                  40,816.00                67,496.00
         2030                  45,106.00                76,226.00
         2031                  50,036.00                86,416.00
         2032                  54,696.00                96,186.00
         2033                  59,876.00               107,476.00
         2034                  65,726.00               120,506.00
         2035                  72,196.00               135,076.00
         2036                  79,256.00               151,026.00
         2037                  82,616.00               158,406.00
         2038                  94,226.00               184,476.00
         2039                 101,936.00               201,386.00
         2040                 110,026.00               218,766.00
         2041                 118,486.00               236,506.00
         2042                 127,746.00               255.386.00
         2043                 137,526.00               274,676.00
         2044                 148,296.00               295,206.00
         2045                 163,686.00               324,276.00
         2046                 192,976.00               380,186.00
         2047                 234,046.00               456,916.00
         2048                 277,336.00               494,486.00
         2049                 323,236.00               494,486.00
         2050                 372,186.00               494,486.00


EE PREMIUM CHANGES - PAGE 4

                     ________________________________




                                                            (2-2) MIM-RSO
N/YRTET3                 PAGE 3-CONTINUED              93-11-09   93-11-09  1322

                              ENDORSEMENT


In the event you need to present inquiries, obtain information about coverage or need assistance in resolving complaints about this policy, please contact your Agent. If you have additional questions, you may contact The Equitable or Equitable Variable at the following address and telephone number, The Equitable or Equitable Variable, Charlotte Service Center, 6301 Morrison Boulevard, Charlotte, North Carolina 28211; Telephone: (704) 362-6200.


Please have your policy number available for any inquiries.



5.33-59                             PAGE 3 - Continued

                          POLICY OWNER AND BENEFICIARY

OWNER. The Owner of this policy is the Insured unless otherwise stated in the application or later changed. As Owner, you can exercise all the rights in this policy while the Insured is living. You do not need the consent of anyone who has only a conditional or future ownership interest in this policy.

BENEFICIARY. The Beneficiary is as stated in the application, unless later changed. If two or more persons are named, those surviving the Insured will share equally ,unless otherwise stated.

We will pay any benefit for which there is no stated Beneficiary living at the death of the Insured to the children of the Insured who then survive, in equal shares. If none survive, we will pay the estate of the Insured.

CHANGES. While the Insured is living, you may change the Owner or Beneficiary by written notice in a form satisfactory to us. You can get such a form from our agent or by writing to us. The change will take effect on the date you sign the notice, except that it will not apply to any payment we make or other action we take before we receive the notice. If you change the Beneficiary, any previous arrangement you made under the Payment Options provision on Page 7 is cancelled. You may choose a Payment Option for the new Beneficiary in accordance with that provision.

ASSIGNMENT. You may assign this policy, but we will not be bound by an assignment unless we leave received it in writing. Your rights and those of any other person referred to in this policy will be subject to the assignment. We assume no responsibility for the validity of any assignment. An absolute assignment will be considered as a change of ownership to the assignee.


                                    PREMIUMS
AMOUNTS AND DUE DATES. Page 3 shows the amount and .due date of the premium for the first policy year. It also shows scheduled renewal premiums based on the initial rate scale; guaranteed maximum renewal premiums; and the premium due dates for renewal periods. Scheduled renewal premiums are subject to change as stated in the Premium Changes section. Each premium is payable on or before its due date at our Home Office or premium collection office.

You may write and ask us to change the frequency of premium payment. If we approve the change, the new premium will be determined on the rate scale for this policy.

GRACE PERIOD. We allow a grace period of 31 days for payment of each premium, after the first premium. The insurance will continue during the grace period.

LAPSE. If a premium is not paid by the end of its grace period. the policy will lapse as of the premium due date. If this occurs, all insurance ends at the end of the grace period.


PREMIUM CHANGES. We have the right to change the scheduled renewal premiums for the policy for any policy year. We will send you written notice of any such change before the next premium payment is due. The actual premium for any policy year may vary, but will never be more than the guaranteed maximum renewal premium shown on Page 3 for that year. We will review the scheduled premiums each year.

We will adjust the renewal premium only on a uniform basis for insureds of the same insurance age, sex and class of risk, whose policies have been in force for the same length of time. We will not change the premium or class of risk because of an adverse change in the Insured's health, occupation or avocation. We will base a premium change solely on future expectations as to mortality, investment earnings, persistency and expenses. Our procedures and standards for premium changes are on file, as required, with the insurance supervisory official of the jurisdiction in which this policy is delivered.

REINSTATEMENT. You may reinstate this policy within five years after lapse, but not later than the Final Term Expiry Date, if: (1) you provide evidence of insurability satisfactory to us-, and (1) you pay all overdue premiums with interest at 6% per year compounded annually.

PREMIUM ADJUSTMENT. We will add to the insurance benefits any part of the last premium paid that applies to a period beyond the policy month in which the Insured dies. If the Insured dies during the grace period of an unpaid premium, we will deduct from the benefits the part of the overdue premium for one policy month. These are the adjustments for the last premium referred to on Page 2.



                              CONVERSION PRIVILEGE

You may exchange this policy on any premium due date on or before the Term Expiry Date for a new policy on the life of the Insured without evidence of insurability: (1) if the date of exchange is on or before the policy anniversary nearest the lnsured's 75th birthday; and (2) if all premiums have been (duly paid; and (3) if there is a Disability Premium Waiver rider in effect in this policy, the Insured is not totally disabled as defined in that rider. However, see the section "Conversion During Disability.'

The Register Date of the new policy will be the date of exchange. Premiums for the new policy will be based our rates in effect on that date. They will be for the lnsured's then attained insurance age and for the same class of risk as for this policy-. The first premium for the new policy must be paid on or within 31 days before the date of exchange.

THE NEW POLICY. The new policy will have an insurance amount equal to the amount of insurance in effect on this policy. Or, you may choose any lower amount allowed by our rules in effect on the date of exchange.

The new policy may be on any plan of insurance we offer on the date of exchange, subject to our rules then in effect as. to plan, age and class of risk.

If additional benefit riders are in effect in this policy on the date of exchange, you may choose that the new policy contain similar riders subject to our rules in effect on its Register Date.

Except as to any additional benefit riders included in the new policy, the suicide exclusion and incontestability periods of the new policy will be determined from the date of issue of this policy instead of from the date of issue of the new policy. We will tell you the amount of the first premium for the new policy upon request.

CONVERSION DURING DISABILITY. We will issue a new policy with a Disability Premium Waiver rider in exchange for this policy on any Current Term Expiry
Date you choose that is before the policy anniversary nearest the Insured's 65th birthday if: 1) a Disability Premium Waiver rider is in effect in this policy on the date of exchange: and 2) the Insured is then totally disabled as defined in that rider.

If no earlier exchange is made, we will issue a new policy with a Disability Premium Waiver rider in exchange for this policy on the policy anniversary nearest the Insured's 65th birthday if premiums have been waived for at least the five preceding policy years under a Disability Premium Waiver rider in this policy.

The new policy will have an insurance .amount equal to the amount of insurance in effect on this policy. It will be on the level premium whole life plan with premiums payable for life that we then issue, subject to our rules in effect on its Register Date as to plan. Its Register Date will be the date of exchange. Premiums for the new policy will be based on our rates in effect on that date. They will be for the Insured's then attained insurance age and for the same class of risk as for this policy.

We will waive premiums for the new policy as stated in its Disability Premium Waiver rider while total disability continues. (We will not waive premiums on or after the policy anniversary nearest the lnsured's 65th birthday for a total disability that began on or after the policy anniversary of this policy nearest the lnsured's 60th birthday.)

                               GENERAL PROVISIONS


THE CONTRACT. We provide this insurance in consideration of payment of the required premiums. This policy and the attached copy of the application for it make LIP the entire contract.

The contract may not be modified, nor may any of our rights or requirements be waived, except in writing signed by our President or one of our Vice Presidents.

INCONTESTABILITY. We have the right to contest the validity of this policy based on material misstatement made in the application for this policy. However, we will not contest the validity of this policy after it has been in effect during the lifetime of the Insured for two years from the Date of Issue shown on Page
3. No statement shall be used to contest a claim unless contained in the application.

All statements made in the application are representations and not warranties.

See any additional benefit riders for modifications of this provision that apply to them.

AGE AND SEX. If the Insured's age or sex has been misstated, any benefits will be those that the premium paid would have purchased at the correct age and sex.

SUICIDE EXCLUSION. If the Insured commits suicide, while sane or insane, within two years after the Date of Issue shown on Page 3, our liability will be limited to the Payment of' a single sum equal to the premiums paid.

POLICY PERIODS AND ANNIVERSARIES. Policy years, policy months, policy anniversaries and premium periods are measured from the Register Date. Each policy month begins on the same day in each calendar month as in the Register Date.

POLICY CHANGES. You may change this policy to another plan of insurance or add additional benefit riders or make other changes, subject to our rules at the time of change.


                                 PAYMENT OPTIONS


Instead of having the insurance benefits paid immediately in one sum, you can choose another form of payment for all or part of the benefit. If you do not arrange for this before the Insured dies, the Beneficiary will have this right when the Insured dies. Arrangements you make, however, cannot be changed by the Beneficiary after the Insured's death.

The options are:

     1. DEPOSIT OPTION: The sum is left on deposit for a period mutually agreed upon. We pay interest at the end of every month, every 3 months, every 6 months or every 12 months, as chosen.

2.      INSTALLMENT OPTIONS:

     A. FIXED PERIOD: We pay the sum in equal installments for a specified number of years (not more than 30). The installments will be at least those shown in the Table of Guaranteed Payments on Page 8.

     B. FIXED AMOUNT: We pay the sum in installments as mutually agreed upon until it, together with interest on the unpaid balance, is used up.

 3.  LIFE INCOME OPTIONS:

     We pay the sum as a monthly income for life in an amount we determine. The amount of the monthly payment will be at least that shown in the Table of Guaranteed Payments on Page 8. We guarantee payments for life and in any event for 10 years (called "10 Years Certain"), 20 years (called "20 Years Certain"), or until the payments we make equal the amount applied (called "Refund Certain"), according to the "certain" period chosen.

     4. OTHER: We will apply the sum under any other option requested that we make available at the time of the Insured's death.

We guarantee interest under Option I at the rate of 3% a year and under Option 2 at 31/2 % a year. We may raise these guaranteed rates. We may also allow excess interest under Options I and 2.

The payee under an option may name and change a successor payee for any amount we would otherwise pay the payee's estate.

Any arrangements involving more than one of the options, or a payee who is not a natural person (for example, a corporation) or who is a fiduciary, must have our approval. Also, details of all arrangements will be subject to our rules at the time the arrangement takes effect. These include rules on: the minimum amounts we will apply under an option and minimum amounts for installment payments; withdrawal or commutation rights; naming payees and successor payees; and proving age and survival.


Choices (or any later changes) under these options will be made and will take effect in the same way as a change of Beneficiary. Amounts applied under these options will not be subject to the claims of creditors or to legal process. to the extent permitted by law.

PART 1: APPLICATION FOR LIFE INSURANCE TO:
THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
(THE EQUITABLE) HOME OFFICE: 787 Seventh Avenue, New York, NY 10019


1.    PROPOSED INSURED   Please print in ink.  (THE EQUITABLE)
        Home Office: 787 Seventh Avenue, New York, NY  10019

b.    Name:  MR. PIERRE GERARD MANSUR
c.    Date of Birth: Mo. 12 Day 29 Year 1951
d.    Age Nearest Birthday 42
e.    Sex X M
f.    Place of Birth: Aruba Netherland
g.    Soc. Sec No. 073448390
h.    Previous/Other Name (If Applicable) N/A
i.    U.S. Citizen X Yes
j.    Current Occupation(s): (1) Title: Pres. Mansur  (2) Duties: Executive
      (3) How Long: 2 Yrs.
k.    Residence
   Care of: CIO
   Current 11117 SW 79th AVENUE
           MIAMI, FL 33134
   Years There: 2
   Previous:  N/A
l.    Tel. (1) Home 305-667-4849  (2) Business 305-232-6768
m.    Currently empoyed? X Yes
n.    Employer Name: Mansur Industries, Inc.
o.    Years Employed: 2
p.    Employer Address: 8425 S.W. 129 Terrace, Miami, Florida  33156

2.    APPLICANT (If not proposed Insured)
a.    Name:   First  Middle    Last
b.    Relationship to Proposed Insured
c.    Date of Birth   Mo. Day  Year
d.    Sex   M     F
e.    Place of Birth:
f.    Current Occupation(s): (1) Title   (2) Duties If less than 1 year at
      current occupation, give previous in Special Instructions
g.    Address: Same as Question 1.k Residence or  Question 1.p Business
   Residence:  No. and Street, Apt/Suite/Bldg
               City, State, Zip
   Business:   No. and Street
               City, State, Zip
3.POLICY OWNER
a.    The Owner is: (1) Proposed Insured (2) Applicant (3) X Other
    (a)     Individual
    (b)  X  Corporation
    (c)  Partnership
    (d)  Trust Dated  Mo. Day  Year
    (e)  Qualified (Illigible)
    (f)  Guardian
    (g)  Executor
    (h)  Name of Person   First  Middle   Last
      Name of Firm or Plan:  MANSUR INDUSTRIES, INC.
    (i)  If an individual, indicate: Mr. Mrs. Ms. Miss  Other
    (j)  Relationship to Insured  EMPLOER
b. Owner's Mailing Address: Same as Current Residence (1.k) or Applicant's Residence (2.g) Other:
   Care of CIO
   8425 SW 129 Terrace
   Miami, FL  33156
c.    Answer if Policyowner is not Proposed Insured:
    (1)  Soc. Sec. Or Tax I.D. Number 650226813
    (2)  Date of Birth: Same as 2.c or Mo.  Day   Year
    (3)  Phone: 305-232-6768
d. Successor Owner (if desired) Give full name: [section in the middle of the page is missing so text here is omitted as it would be fragmented]

BENEFICIARY FOR INSURANCE ON PROPOSED INSURED.  Include Name and Relationship to
                                                Proposed Insured.

a.  Primary Beneficiary(ies): Name(s)
(1)   MANSUR INDUSTRIES, INC.   Relationship  EMPLOYER
b.    Contingent Beneficiary(ies)
(1)              (2)
Note: Unless otherwise requested, the contingent beneficiary will be the surviving children of the Insured in equal shares. If none survive, payment will be made to the insured's estate. The Beneficiary(ies) under any Term Insurance Rider on any Additional Insured or on a Child will be as stated in those riders, unless otherwise designated in Special Instructions. In any such designation, give full lname and relatinship of beneficiary(ies)to the Insured.

180-301N-F

5.    PLAN DESCRIPTION AND PREMIUM PAYMENT METHOD
a.    [TERM - EQUITABLE TERM II]
b.    Amount of Insurance $ 1,000,000
c.    Premium Mode: Annual    X  Semi-Annual   Quarterly    System-Matic
                                                         (Complete S-M form)
d.    Loan Interest Rate   Adjustable   Fixed   [N/A]
e.    Salary Allotment
     (1)   Unit Name
     (2)   Register Date
     (3)   Unit/Sub Unit No.
     (4)   Payroll No.
     (5) Allotor's Name (If other than Proposed Insured) (6) Allotor's No.
     (7)   Divisible by  2  4
f.    Military Allotment: Branch
   Register Date

6.    OPTIONAL BENEFITS
     ___Accidental Death Benefit* (specify amount) $ ___Disability Premium Waiver* (Not Available for Survivorship WL) ___Automatic Premium Loan (Not for Term Policies) ___Option to Purchase Add'l Ins. (Issue ages to 37 only) $ ___Paid-up Additional Rider: (i) Single Premium $
              (ii)          Recurring Premium $        paid       mode

     ___Summplemental Insurance Rider $

     Target Death Benefit $

* JUVENILLE LIMITATION: If applied for, the Accidental Death Benefit is payable only if the Child dies as a result of an accident after the Child's first birthday; the Disability Waiver Benefits are effective only if the Child becomes totally disabled onor after the Child's 5th birthday.

TERM RIDERS: [ONLY ONE MAY BE ELECTED FOR INSURED. NONE AVAILABLE IF PROPOSED
             INSURED AS A CHILD ISSUE AGE 0-14)]

Decreasing Term:
[ ] Family Income:      Years $         Per Month
[ ] Renewable Term   (1) On Insured $
                     (2) On Add'l Insured ** $
[ ] Children's Term** $                 Unit
**If coverage is elected complete applicable parts of Question 8, and answer Question 10 through 16 with respect to the Additional Insured and/or Children for Term Insurance Rider.

SURVIVORSHIP WL RIDERS:

[ ] Supplemental Insurance Rider $
    Target Death Benefit  $
[ ] Survivorship PUA Rider (i) Single Premium $
    (ii) Recurring premium $           paid       mode

[ ] Yearly Renewable Term at First Death $
[ ] Option to Split Upon Divorce     [ ] Estate Protector

7. DIVIDEND ELECTIONS (Not available for Term Policies) [ ] Additions (MUST CHOOSE IF SELECTED) [ ] Accumulations [ ] Plan "AD" Term Dividend [ ] Plan "B" Provision [ ] Premiums, Balance to Additions [ ] Cash

8. COMPLETE FOR PROPOSED ADDITIONAL INSURED, CHILDREN'S TERM RIDER, JUVENILE INSURANCE OR SUPPLMENTAL PROTECTIVE BENEFIT Also answer Questions 10 through 16 with respect to Proposed Additional Insured, Children under Children's Term Rider, or Applicant if electing Supplemental Protective Benefit.

a. Title: [ ] Mr.  [ ] Mrs.  [ ] Ms.  [ ] Miss  [ ] Other Title
b. Proposed Add'l Insured:
   First                    Middle                        Last

Date of Birth   Mo.      Yr.       Age Nearest Birthday   Sex  [ ]M  [ ] F
Place of Birth:
Soc. Sec. No.                  Previous/ Other Name (If Applicable)
Relationship of Owner to Add'l Insured:           State of Residence:
Current Occupation(s)(1)Title:             (2)Duties:        (3)How Long?
   If less than 1 year at current occupation, give previous in Special Instructions Children for Term Insurance Rider (Use Special Instructions if more space is needed.)*
First                    Middle                        Last
   Date of Birth M.   Day      Yr.     Sex [ ] M     [ ] Relationship to Owner
First                    Middle                        Last
   Date of Birth M.   Day      Yr.     Sex [ ] M     [ ] Relationship to Owner
First                    Middle                        Last
   Date of Birth M.   Day      Yr.     Sex [ ] M     [ ] Relationship to Owner
First                    Middle                        Last
*Note: To be eligible, children (including stepchildren and legally adopted children) must not have reached their 18th birthday. Coverage does not begin until a child is 15 days old.
d. For Juvenile Insurance (Ages 0-14)(1) Will there be more life insurance in force on this Child than on any other child in the family? [ ] Yes [ ] No If "Yes", explain (2) Total Life Insurance in effect on Applicant: $ e. [ ] Supplemental Protective Benefit. Give Applicant's (i) Height Ft. In.
   (ii) Weight lb.

9. OPAI. COMPLETE IF EXERCISING OPTION TO PURCHASE ADDITIONAL INSURANCE
IF OPTION IS UNDER INDIVIDUAL POLICY:
a. Regular; (2) [ ] Birth or Adoption; Child's Name                    ;
   Date of Birth or Adoption   /    /;  (3) [ ] Alternate
b.     original policy no.              .
c. Option Date  /   /
d. Option Amount $
e. If applying for disability Premium waiver, is Propsed Insured now totally disabled as defined in the Disability Premium Waiver Provision of the original policy indicated above in b.? [ ] Yes [ ] No
f. OPTION IS UNDER A GROUP POLICY: a. Existing original policy no.
                                   b. Option Date   /     /
   c. Employer's Name
   d. Maximum Amount Available Under Option $
This application is made under a provision in the existing policy indicated in 9.b. above permitting the purchase of additional individual life insurance (the "Option Provision"). If this application is made within the time allowed and in accordance with the other terms in the Option Provision, including timely payment of the full first premium for the additional insurance, then the additional insurance shall take effect upon the terms of the policy the Insurer would issue. Otherwise, the additional insurance shall not take effect. (ANSWER QUESTIONS 10 THROUGH 16 ONLY IF EVIDENCE OF AVAILABILITY IS REQUIRED IN CONNECTION WITH AN OPTIONAL BENEFIT OR ANY EXCESS OF THE INSURANCE AMOUNT APPLIED FOR OVER THE INSURANCE AMOUNT PERMITTED BY THE OPTION PROVISION.)

OTHER INFORMATION  For any "Yes" response, provide full details under Section 17

HOW MANY PERSON PROPOSED FOR INSURANCE:                                YES  NO

10.  a. Ever had a driver's license suspended or revoked, or within the last 3 years been convicted of 2 or more moving violations or
        driving under the influence of alcohol or drugs?                    X
     b. Any plans to travel or reside outside the United States?            X
     c. Any other life insurance now in effect or application now
        pending?                                                            X
        (Give companies and amounts and policy numbers if Equitable.)
     d. Been disabled for 2 or more weeks within the last 2 years?          X
11.  a. In the last year flown other than as a passenger or plan to
        do so?                                                              X
        If "Yes," enter total flying time at present     hours; last
        12 mos.     hours; next 12 mos.     est. hours.
     b. Engaged within the last year or any plan to engage in motor racing on land or water, underwater diving, skydiving,
        ballooning, hang gliding, parachuting or flying ultra-
        light aircraft? (If "Yes," complete Avocation Supplement.)          X
     c. Ever had an application for life or health insurance that
        was declined, required an extra premium or other modification?      X
     d. Replaced or changed any existing insurance or annuity (or plan to do so) assuming the insurance applied for will be
        issued? (If "Yes", state companies, plans and amounts.)             X
ANSWER QUESTIONS 12-16 ONLY IF NON-MEDICAL For any "Yes" response, provide full details under Section 17.
12.  a. Proposed insured:     Height     Ft.     In.; Weight   lb.
     b. Additional insured:   Height     Ft.     In.; Weight   lb.
HAS ANY PERSON PROPOSED FOR INSURANCE:
13.  a. Ever had or been treated for heart trouble, stroke, high blood pressure, chest pain, diabetes, tumor, cancer,
        respiratory or neurological disorder?
     b. In the last 5 years, consulted a physician, or been examined or treated at a hospital or other medical facility?
        (Include medical check-ups in the last 2 years. Do not
        include colds, minor injuries or normal pregnancy.)
14.  In the last 12 months: a. Smoked cigarettes?                      X
                            b. Used any other form of tobacco?               X
15.  In the last 10 years:
     a. Used, except as legally prescribed by a physician, tranquilizers, barbiturates or other sedatives; marijuana, cocaine, hallucinogens or other mood-altering drugs;
        heroin, methadone or other narcotics; amphetamines or other stimulants; or any other illegal or controlled substances?
     b. Received counseling or treatment regarding the use of alcohol or drugs including attendance at meetings or membership in any self-helf group or program such as Alcoholics Anonymous or Narcotics Anonymous?
16.  In the last 10 years, been:
     a. Diagnosed by a member of the medical profession as having
        Acquired Immune Deficiency Syndrome (AIDS) or AIDS-Related
        Complex (ARC)?
     b. Treated by a member of the medical profession for AIDS or ARC?
17. DETAILS/ADDITIONAL INFORMATION For each "Yes" answer give Question Number, name of person(s) affected, and full details. For 13-16 include conditions, dates, durations, treatment and results, and names and addresses of physicians and medical facilities. Attach additional sheet, if more space needed.

QUES. NO.    NAME OF PERSON   DETAILS
   1f        Pierre           Pierre is a U.S. citizen
18. SPECIAL INSTRUCTIONS/ADDITIONAL INFORMATION
     a. [ ] Preliminary Term to:    Month   Day   Year
     b. [ ] Date ot save insurance age:
     c. [ ] Issue with Qualified Plan  Riders [ ] Trusted  [ ] Non-Trusted
        [ ] Unisex Rates

        Other:  Applicant Smokes Cigarettes
        Note:   Insured is an owner of Mansur Industries.

19. COMPLETE IF MONEY IS PAID OR AN APPROVED PAYMENT AUTHORIZATION IS
SIGNED BEFORE THE POLICY IS DELIVERED: Have the undersigned read and do they agree to the conditions of The Equitable's Temporary Insurance Agreement,;(I) THE REQUIREMENT THAT ALL OF THE CONDITIONS IN THAT Agreement must be met before any temporary insurance takes effect, and (ii) the $500,000 insurance amount limitation? (checked Yes)

Yes No (, If "No," or if any Person Proposed for Insurance has been diagnosed or treated for Acquired Immune Deficiency Syndrome (AIDS) or AIDS-Related Complex (ARC) by a member of the medical profession within the last 10 years or had cancer, a stroke or a heart attack within the last year, a premium may not be paid nor any approved payment authorization signed before the policy is delivered).

X Amount Paid: $1716.00.(DRAW CHECKS PAYABLE TO THE EQUITABLE.)
               (initialed box) APPROVED PAYMENT AUTHORIZATION SIGNED


20.SOCIAL SECURITY OR TAX I.D. NUMBER CERTIFICATION. 1, the proposed policyowner, by my signature below, certify under penalties of perjury that (I) the number shown in question 3.c. (1) or 1.g. of this form is my correct taxpayer identification number , and (ii) I am not (checked) subject to a backup withholding order issued by the Internal Revenue Service. I understand that failure to furnish the correct information may subject me to Federal backup withholding.

AGREEMENT.  Each signer of this application agrees that:
  (1). The statements and answers in all parts of this application are true and complete to the best of my (our) knowledge and belief, The Equitable may rely on them in acting on this application.
  (2). The Equitable's Temporary Insurance Agreement states the conditions that must be met before any insurance takes effect it money is paid or an approved payment authorization is signed, before the policy is delivered. Temporary Insurance is not provided for a policy or benefit applied for under the terms of a guaranteed insurability option or a conversion privilege.
  (3). Except as stated in the Temporary Insurance Agreement, no insurance shall take effect on this application ' (a) until a policy is delivered and the full initial premium for it is paid, or an approved payment authorization is signed, while the person(s) proposed for insurance is
         (are) living: (b) before any Register Date specified in this application; and (c) unless to the best of my (our) knowledge and belief the statements and answers in all parts of this application continue to be true and complete, without material change, as of the time such premium is paid or an approved payment authorization is signed.
  (4). No agent or medical examiner has authority to modify this Agreement or the Temporary Insurance Agreement, nor to waive any of The Equitable's rights or requirements. The Equitable shall not be bound by any information unless it is stated in Application Part 1 or Part 2.



                       ACKNOWLEDGEMENT AND AUTHORIZATIONS
UNDERWRITING PRACTICES. I (We) have received a statement of the underwriting practices of The Equitable which describes how and why The Equitable obtains information on my insurability, to whom such information may be reported and how I may obtain it. The statement also contains the notice required by the Fair Credit Reporting Act.

AUTHORIZATIONS.
TO OBTAIN MEDICAL INFORMATION. I (we) authorize any physician, hospital, medical practitioner or other facility, insurance company, and the Medical Information Bureau to release to The Equitable and its legal representative any and all information they may have about any diagnosis, treatment and prognosis regarding my physical or mental condition.

TO OBTAIN NON-MEDICAL INFORMATION. I (we) authorize any employer, business associate, government unit, financial institution, Consumer Reporting Agency. and the Medical Information Bureau to release to The Equitable and its legal representative any information they may have about my occupation, avocations, finances, driving record, character and general reputation. I (we) authorize The Equitable to obtain investigative consumer reports, as appropriate.

TO USE AND DISCLOSE INFORMATION. I (we) understand that the information that I
(we) authorize The Equitable to obtain will be used by The Equitable to help determine my insurability or my eligibility for benefits under an existing policy. I (we) authorize The Equitable to release information about my insurability to its insurers, contractors and affiliates, my (our) Equitable Agent, and to the Medical Information Bureau, all as described in the statement of The Equitable's underwriting practices or to other persons or businesses performing business or legal services in connection with my application or claim of eligibility for benefits. or as may be otherwise lawfully required, or as I
(we) may further authorize. I (we) understand that I (we) have the right to learn the contents of any report of information (generally, through my physician, in the cabs of medical information).

COPY OF AUTHORIZATIONS. I (we) have a right to ask for and receive a true copy of this Acknowledgment and Authorizations signed by me (us). I (we) agree that a reproduced copy will be as valid as the original.

DURATION.  I (we) agree that these authorizations will be valid for 12 months from the date shown below.

Dated at City: Miami           X         /s/  Pierre G. Mansur
State: Florida                 Signature of Proposed Insured or of Applicant if
on 10/4/93     1993               Proposed Insured is a Child, Issue Age 0-14.
Nature of Agent                X____________________________________
                               Signature of Proposed Additional Insured, if any
                               X____________________________________
                               Signature of Applicant if not Proposed Insured or
                               Owner
                               X /s/  Pierre G. Mansur, CEO,
                                      MANSUR INDUSTRIES, INC
                               Signature(s) of Owner if not Proposed Insured or
                               Applicant)
                              (If a corporation, show firm's name and signature
                               of authorized officer)

                                  No. A 31640

                          LARGE AMOUNT SUPPLEMENT To:

           X The Equitable Life Assurance Society of the United States 0 Equitable Variable Life Insurance Company
           0 The Equitable of Colorado, Inc.

Instructions: Complete Section I and applicable Section(s) 11 (Personal
 Insurance ) or III (Business Insurance)

PROPOSED INSURED's
NAME Pierre    Gerard    Mansur             ASU (Alpha)/App. No.512/A 31640
            First      Middle     Last

                         Section I - General Information
                           (Complete in all instances)

A. Insurance In Force (All Companies)   B. Insurance Applied For (All Companies)

      Purpose       Face Amount         Face Amount
      Personal       $ 500k Term        $ 0
      Business       $0                 $1,000,000
         Total                          In Force 500k Amount applied for
                                        elsewhere is []competitive [] additional

C. Financial  Information:

   1. Income:

     Gross Annual Compensation:
      (e.g. Salary, Commissions,
       Bonuses, etc.)                 $ 1OO,OO0                $0
                                    (Current Rate)      (Rate 1 year previously)
     Gross Annual Investment
        and Other Income:
      (e.g. Dividends, Interest,
       Net Real Estate Income, etc.)  $ 0                      $0
                                    (Past 12 months)    (Preceding 12 months)

     Total Cash Income before taxes   $100,000                 $0

    2. Net Personal Worth:                Current

      Assets:                           $2,000,000
      Liabilities (including mortgages):$   30,000
      Net Worth:                        $1,970,000

                         SECTION II - PERSONAL INSURANCE
              (Complete only when Applying for Personal Insurance)



PURPOSE (Check appropriate box(s) and answer all supplemental questions.)
    0 Family Income    0 Education Fund
    0 Gift    0 Mortgage Protection

    0 Personal Loan Collateral (other than mortgage protection) Answer supplemental questions under Business Loan Collateral in Section III, C3.

    0    Estate Settlement
          Taxable Estate $ ______________
          Estimated Settlement Costs (taxes and administration expenses) $______ Total Liquid Assets $
    0   Other (specify)

The above statements and answers are true and complete to the best of my knowledge and belief I agree that such statements and answers shall be made part of the application for insurance or request for policy change or reinstatement, as the case may be. The Insurer may rely on them in acting on this application. Dated at Miami FL on 10/4 1993 x Pierre G. Mansur
Signature of Proposed Insurer, or Applicant if Proposed Insured is a
Child
Witnessed by illegible
Signature of Agent

                        SECTION III - BUSINESS INSURANCE
              (Complete only when applying for Business Insurance)

A.      Type of Organization :
        Sole Proprietorship Partnership     X Corporation
       Proposed Insured's Percentage Ownership:  80 %
B.    Financial Information:
Total Business Assets:     Total Liabilities:
$ 1,500.000                $500,000

Total Business Net Worth:
 $1,500,000                 $900,000
(Current year)             (Previous Full Year)

Estimated Fair Market Value $______________

        GROSS ANNUAL SALES

Last Full Calendar Year
       -$0-
Previous Full Calendar Year
     -$0-
Answering this question is optional; however, if the amount applied for exceeds the appropriate amount of insurance limit as described on card 4 of the Agent's Guide to Financial Underwriting, this question must be answered Net Profit After Taxes (Last 3 Years
19___$__________________
19___$__________________
19___$__________________


  C. Purpose:  (Check appropriate box(s) and answer all supplemental questions.)
                                                            YES    NO
      1.[] BUY-SELL/STOCK REDEMPTION
        Is there a written buy-sell/stock redemption

        Is this a section 303 Redemption? (If yes, complete Estate Settlement portion of Section II.
        Are all other parties to agreement already covered by or
        applying for comparable amounts of insurance? (If no, explain in Section D.)
      2. X KEY PERSON:
        Are all other key persons covered by or applying for
        comparable amounts of insurance? (If no, explain in
        Section D.)
        Why is Proposed Insured considered "Key"?
        (Provide details in Section D.)
      3.Business Loan Collateral:
        Is insurance required by the creditor? 0 Yes    0  NO
        Name of creditor/lending institution___________________________ What is the purpose and amount of the loan?
        Date loan was committed ______
         If not yet committed, explain.

      4.Deferred Compensation/Salary Continuation

        Is there a written plan?    0 Yes     X No
        Are all other eligible individuals covered by or applying for
  comparable amount of insurance?   0  Yes    X No

      5.Other (specify)


D. ADDITIONAL INFORMATION:
2  Sole Key Employee
2 He is the inventor & Designer of a newly patented industrial machine.


The above statements and answers are true and complete to the best of my knowledge and belief. I agree that such statements and answers shall be made part of the application for insurance or request for policy change or reinstatement, as the case may be. The Insurer may rely on them in acting on the application. Or making the policy change if reinstatement.

Dated at: Miami Florida on 10-12-93     X Pierre G. Mansur Signature of Proposed
                                          Insured

APPLICATION                    PART 2 TO:[ ] THE EQUITABLE LIFE ASSURANCE
                               SOCIETY OF THE UNITED STATES [ ] EQUITABLE
                               VARIABLE LIFE INSURANCE COMPANY [ ] THE EQUITABLE
                               OF COLORADO, INC.
                          REASON FOR SUBMISSION OF THIS FORM:
                          [ ] New Policy  [ ] Policy change  [ ] Reinstatement

1. a. Proposed Insured     First Name    Middle Initial     Last Name
      (PLEASE PRINT)       PIERRE              G.           MANSUR
   b. Height: 5 ft. 11 in.
   c. Weight: 172 lbs.
   d. Birth Date: Mo. 12   Day 29   Yr. 51
   e. [x] Male   [ ] Female

2. a. Name and address of personal physician (or
      medical facility used instead): (If none, so state)   (NONE)
b. Date and reason last consulted if within the last 5 years:
c. What treatment was given or recommended? (If none, so state)

(For all "Yes" answers to questions 3-9, circle items that apply.)
3. Has Proposed Insured ever had or been treated for:                YES   NO
a. Disease or disorder of eyes, ears, nose or throat?                       X
b. Dizziness, fainting, convulsions, paralysis or stroke;
   psychiatric, psychological or emotional disturbance;
   mental or nervous disease or disorder?                                   X
c. shortness of breath; blood spitting; bronchitis, asthma,
   emphysema, tuberculosis or other chronic respiratory
   disease or disorder?                                                     X
d. Chest pain, palpitation, high blood pressure, rheumatic fever, heart murmur, heart attach or other disease or disorder of the
   heart or blood vessels?                                            X
e. Ulcer, hernia, colitis, intestinal bleeding, jaundice,
   hemorrhoids, or other disease or disorder of the stomach,
   intestines, liver or gallbladder?                                        X
f. Sugar, albumin, blood or pus in urine; stone or other disease or
   disorder of kidney or bladder?                                           X
g. Diabetes, cyst, tumor, or cancer; thyroid or glandular disorder;
   skin disease or disorder?                                                X
h. Neuritis, arthritis, gout, or disease of the muscles or bones,
   including the back, or joints?                                           X
i. Deformity, lameness or amputation?                                       X
j. Allergies; anemia; other blood or lymph disease or disorder?             X
k. Disorder of prostate, reproductive organs, breasts, menstruation
   or pregnancy?                                                            X
4. Is Proposed Insured now under observation or taking treatment?      X
a. Diagnosed by a member of the medical profession as having
   Acquired Immune Deficiency syndrome (AIDS) or AIDS-Related
   complex (ARC)?                                                           X
b. Treated by a member of the medical profession for AIDS or ARC?           X
6. Has Proposed Insured, within the last 10 years:
a. Used, expect as legally prescribed by a physician, tranquilizers; barbiturates or other sedatives; marijuana, cocaine, hallucinogens or other mood-altering drugs; heroin, methadone or other narcotics; amphetamines or other stimulants; or any other illegal or controlled
   substances?                                                              X
b. Received counseling or treatment regarding the use of alcohol or
   drugs?                                                                   X
7. Has Proposed Insured's weight changed by more than [illegible] pounds
   in the last 6 months?                                                    X
8. Other than as stated in answers to Questions 2-6, has Proposed
   Insured, within the last 5 years:
a. Consulted or been examined or treated by any physician or
   practitioner?                                                            X
b. Had any illness, injury, or surgery?                                     X
c. Been a patient in or been examined or treated at a hospital, clinic,
   sanatorium, or other medical facility?                                   X
d. Had electrocardiogram, X-ray, other diagnostic test?                     X
e. Been advised to have any diagnostic test, hospitalization,
   treatment or surgery which was not completed?                            X
9. Has Proposed Insured, within the last 12 months:
a. Smoked cigarettes?                                                  X
b. Used any other form of tobacco? (Give full details.)                     X
                        Age if                                        Age at
10.Family History:      Living     Cause of Death                     Death
   Father                 0        Rheumatic heart disorder            44
   Mother                 69        --                                 --
   Brothers/Sisters       42        --                                 --
DETAILS FOR "YES" ANSWERS. Include: I. Question Number.
II. Diagnosis and Treatment III. Results. IV. Dates and Duration.
V. Names and Addresses of all attending physicians and medical facilities. (If additional space is needed, please attach a separate sheet, dated signed and witnessed as below.)

#3D & 4 TAKES TENOVMIN FOR HIGH BLOOD PRESSURE SINCE ABOUT FIVE
OR SIX YEARS AGO. HE TAKES HALF OF A TAB A DAY. PRESERVI - DAY
BY DAY. RICHARDS MARAVA MD IN BROOKLYN, NEW YORK, NO COMPLICATIONS. SA SMOKES CLOSE TO A PACK OF CIGARRETES DAILY.

The above statements and answers are true and complete to the best of my knowledge and belief. I agree that such statements and answers shall be part of the application for insurance or request for policy change or reinstatement, as the case may be. The Insurer may relay on them in acting on the application or making the policy change or reinstatement.

Dated at    Miami,    FLA     10-12-93
             City     State   Mo. Day Yr.
X /s/ PIERRE G. MANSUR
      Signature of Proposed Insured

Witness (Must be Examiner or Nurse/Technician):    [ILLEGIBLE]


                          Table of Guaranteed Payments

                    (MINIMUM AMOUNT FOR EACH $1,000 APPLIED)

OPTION 2A                                                                         OPTION 3

FIXED PERIOD INSTALLMENTS                                                       MONTHLY LIFE INCOME
Number            Monthly        Annual
of Year's
Installments    Installments   Installments                       10 years Certain  20 Years Certain     Refund Certain

                                                          Age   Male       Female    Male    Female      Male     Female



1              $84.70          $1000.00                   50    $4.50      $3.96     $4.27    $3.89      $4.28    3.87
2               43.08            508.60                   51     4.58       4.02      4.32     3.94       4.35    3.93
3               29.21            344.86                   52     4.67       4.09      4.38     4.00       4.42    3.99
4               22.28            263.04                   53     4.75       4.16      4.44     4.06       4.50    4.05
5               18.12            213.99                   54     4.85       4.24      4.50     4.12       4.58    4.11

                                                          55     4.94       4.32      4.56     4.18       4.66    4.18
6               15.36            181.32                   56     5.04       4.40      4.62     4.24       4.74    4.25
7               13.38            158.01                   57     5.15       4.49      4.68     4.31       4.83    4.33
8               11.91            140.56                   58     5.26       4.58      4.74     4.38       4.93    4.41
9               10.76            127.00                   59     5.37       4.68      4.81     4.45       5.03    4.49
10               9.84            116.18
                                                          60     5.49       4.78      4.86     4.52       5.13    4.58
                                                          61     5.62       4.89      4.92     4.59       5.24    4.67
11               9.09            107.34                   62     5.75       5.00      4.98     4.66       5.35    4.77
12               8.47             99.98                   63     5.88       5.12      5.04     4.73       5.48    4.88
13               7.94             93.78                   64     6.03       5.25      5.09     4.80       5.60    4.99
14               7.49             88.47
15               7.11             83.89                   65     6.17       5.39      5.14     4.88       5.74    5.10
                                                          66     6.32       5.53      5.19     4.95       5.88    5.22
                                                          67     6.48       5.68      5.24     5.01       6.03    5.35
16               6.77             79.89                   68     6.64       5.83      5.28     5.08       6.18    5.49
17               6.47             76.37                   69     6.80       6.00      5.32     5.14       6.38    5.64
18               6.20             73.25                   70     6.97       6.17      5.33     5.20       6.33    5.79
20               5.76             67.98                   71     7.15       6.34      5.38     5.26       6.71    5.96
                                                          72     7.32       6.53      5.41     5.30       6.11    6.13
                                                          73     7.50       6.72      5.43     5.35       7.12    6.32
21               5.37             65.74                   74     7.67       6.92      5.45     5.38       7.34    6.52
22               5.40             63.70
23               5.24             61.85                   75     7.85       7.12      5.47     5.42       7.58    6.73
24               5.10             60.17                   76     8.02       7.32      5.48     5.44       7.82    6.96
25               4.97             58.62                   77     8.19       7.53      5.40     5.46       8.00    7.21
                                                          78     8.36       7.75      5.50     5.48       8.38    7.47
                                                          79     8.52       7.96      5.50     5.49       8.67    7.75

                                                          80     8.67       8.16      5.51     5.50       9.00    8.05

26               4.84             57.20                   81     8.81       8.36      5.51     5.51       9.34    8.39
27               4.73             55.90                   82     8.94       8.55      5.51     5.51       9.70    8.73
28               4.63             54.69                   83     9.06       8.73      5.51     5.51      10.10    9.12
29               4.54             53.57                   84     9.16       8.90      5.51     5.51      10.52    9.53
30               4.45             52.53                85 & over 9.26       9.05      5.51     5.51      10.96    9.97

If installments are paid every 3 months, they will be 25.32% of the annual installments If they are paid every 6 months, they will be 50.43 of the annual instruments.

Amounts for Monthly Life Income are based on age nearest birthday when income starts. Amounts for ages not shown will be furnished on request.

No. 133-54-8                   PAGE 8

  TERM
  INSURANCE POLICY



The Equitable Life Assurance Society of the United States
787 Seventh Avenue, New York, N. Y. 10019

    Yearly Renewable Term Plan. Insurance payable upon death before Term Expiry Date. Renewable annually until Final Term Expiry Date shown on Page 3. Renewal premiums may change subject to guaranteed maximums (see "Premium Changes" on Page 4). Premiums payable to Term Expiry Date or until earlier death. Conversion Privilege. This is a non-participating policy.



No. 133-54